                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 18 U.S.C. SECTION 1350

         In connection with the Annual Report on Form 10-K for the year ended December 31, 2007 of P. H. Glatfelter Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George H. Glatfelter II, Chairman and Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Glatfelter and will be retained by Glatfelter and furnished to the Securities and Exchange Commission or its staff upon request.

                     Date: March 13, 2008  By:  /s/ George H. Glatfelter II
                                               ---------------------------------
                                                    George H. Glatfelter II
                                                    Chairman and Chief Executive
                                                   Officer